                                                                 Exhibit 10.13.3
This instrument was prepared by and
following recordation should be returned to:

William E. Doster, Esquire
Lowndes, Drosdick, Doster,
   Kantor & Reed, P.A.
215 North Eola Drive
Post Office Box 2809
Orlando, Florida 32802

                         ASSIGNMENT OF RENTS AND LEASES

                           (STATE FARM LOAN NO. 13551)

         THIS ASSIGNMENT OF RENTS AND LEASES ("Assignment") made and executed this 6th day of November, 2001 by ROBERTS PROPERTIES RESIDENTIAL, L.P., a Georgia limited partnership, ("Borrower") whose mailing address for the purposes of this instrument is c/o Roberts Realty Investors, Inc., Attn: Charles R. Elliott, Chief Financial Officer, 8010 Roswell Road, Suite 120, Atlanta, Georgia 30350 to, in favor and for the benefit of STATE FARM LIFE INSURANCE COMPANY, an Illinois corporation, ("State Farm") whose mailing address for purposes of this instrument is One State Farm Plaza, E-3, Bloomington, Illinois 61710,

                                   WITNESSETH:

         WHEREAS, State Farm has made a loan to Borrower ("Loan") which is evidenced by that certain Promissory Note executed by the Borrower to and in favor of State Farm of even date herewith in the principal amount of Twenty-One Million and 00/100 Dollars ($21,000,000.00) ("Note").

         WHEREAS, the Note is secured by (i) a Mortgage and Security Agreement executed by Borrower and in favor of State Farm of even date herewith ("Mortgage") granting to State Farm, among other things, a first priority lien and encumbrance upon the Real Estate (as defined in the Mortgage) and Improvements (as defined in the Mortgage) legally described in Exhibit A attached to this Assignment ("Premises"); and (ii) certain other Loan Documents (as defined in the Mortgage), also executed by the Borrower to and in favor of State Farm of even date herewith, the terms and provisions of which Mortgage and other Loan Documents are by this reference thereto incorporated herein and made a part hereof.

         WHEREAS, as a material inducement to State Farm to make the Loan and as further security for the Loan, Borrower makes this Assignment.

         NOW, THEREFORE, for $10.00 and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, Borrower agrees as follows:

1.       ASSIGNMENT OF RENTS AND LEASES.

         1.1 DEFINITIONS. For purposes of this Assignment, the following definitions shall apply:


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

         1.1.1 "CREDIT LEASES". The lease(s) on or with respect to the Premises, including any sublease(s), assignment(s), and replacement lease(s) therefor, listed and described on Exhibit B attached to this Assignment.

         1.1.2 "OTHER LEASES". Any lease(s) on or with respect to the Premises other than the Credit Leases.

         1.1.3 "LEASES". Collectively, the Credit Leases and the Other Leases.

         1.1.4 "GUARANTEES". Any and all guarantees of the payment of rent by and performance of all other obligations of the tenant(s) under the Leases.

         1.1.5 OTHER DEFINITIONS. Capitalized terms not otherwise defined in this Assignment shall have the meanings ascribed to such terms in the Note, the Mortgage and other Loan Documents.

         1.2 ASSIGNMENT OF RENTS. Subject to the terms and conditions of this Assignment, Borrower hereby absolutely, unconditionally and irrevocably transfers, conveys, assigns and grants to State Farm all of Borrower's right, title and interest in and to all rents, issues, profits, proceeds, income, revenues, royalties, advantages, avails, claims against guarantors, security and other deposits (whether in cash or other form), advance rentals, damages, insurance and condemnation proceeds and any and all other payments or benefits now or hereafter derived, directly or indirectly, from the Real Estate and Improvements, whether under the Leases or otherwise (collectively the "Rents").

         1.3 ASSIGNMENT OF LEASES. Subject to the terms and conditions of this Assignment, Borrower hereby absolutely, unconditionally and irrevocably assigns and grants to State Farm all of Borrower's right, title and interest as landlord in, to and under all Leases, together with any and all Guarantees.

         1.4 ABSOLUTE ASSIGNMENTS. The foregoing assignments of Rents and Leases are present and absolute assignments and not assignments for or as security only. State Farm's right to the Rents and Leases is not contingent upon its possession of the Premises.

         1.5 LICENSE. State Farm hereby grants to and confers upon Borrower a revocable license to collect and retain the Rents as the same become due and payable under the Leases, but not in excess of 30 days in advance, so long as, and only so long as, no Event of Default (as herein defined) exists under this Assignment, the Note, the Mortgage or any of the other Loan Documents (the "License"). Upon the occurrence of an Event of Default under this Assignment, the Note, the Mortgage or any of the other Loan Documents, the License granted and conferred herein shall immediately and automatically be revoked, cease and terminate without notice.

         Upon any such revocation and termination of the License, State Farm shall have the right to notify all tenants under the Leases to pay the Rents then due and thereafter coming due directly to State Farm. After such revocation and termination of the License, any and all Rents received by the Borrower, shall be remitted to State Farm not later than three
(3) business days following Borrower's receipt of the same.

         Borrower hereby authorizes and directs any tenant under the Leases, upon receipt of written notice from State Farm stating that an Event of Default has occurred or exists under the Note, the Mortgage or any of the other Loan Documents, to pay directly to State Farm the Rents then due and thereafter coming due under the Leases. Borrower agrees that any tenant shall have the right to rely upon any such notice from State Farm without any obligation, and without any right, to inquire as to whether any such Event of Default has actually occurred or exists and notwithstanding any claim of Borrower to the contrary. Borrower shall have no claim (and hereby waives any claim) against any tenant for the Rents paid by such tenant directly to State Farm following its receipt of any such notice from State Farm.

         1.6 COVENANTS.

         1.6.1 NEGATIVE COVENANTS. As to the Leases, generally, except as provided in Section 1.6.3, Borrower hereby covenants and agrees that it shall not, without the prior written consent of State Farm, (i) alter, modify, cancel, terminate, discharge or compromise the Leases or the Rents due or to become due thereunder or change the terms of any Guarantees; (ii) accept any Rents for more than one installment in advance; (iii) waive, release, reduce, discount or otherwise discharge or compromise any Rents; (iv) waive, release, reduce, discount or otherwise discharge or compromise any Guarantees; or (v) execute any other assignment of the Leases or the Rents, whether absolute or conditional.

         1.6.2 AFFIRMATIVE COVENANTS. As to the Credit Leases only, Borrower shall: (i) promptly notify State Farm in writing of any default or of any attempted termination, relocation or buyout, or any notice of the same given by either the Borrower or any tenant; (ii) perform all of its covenants, agreements and obligations as landlord under the Credit Leases, (iii) not suffer or permit to occur any release of liability of any tenant or guarantor or the accrual of any right in any tenant or guarantor to withhold payment of Rents; and (iv) enforce the terms of the Credit Leases and all remedies available to the Borrower as landlord under the Credit Leases against the tenants in any case of any material default by any tenant under the Credit Leases.

         1.6.3 AS TO THE OTHER LEASES. As to the Other Leases, Borrower, so long as Borrower is not in default under this Assignment or any other Loan Documents and is otherwise acting in good faith and in a commercially reasonable manner, shall have the right, should any tenant of one or more of the Other Leases become insolvent, fail to perform its lease obligations or abandon the leased premises, to (i) waive, release, reduce, discount or cancel any Rents due under said Other Leases and/or (ii) make any commercially prudent modification to such Other Leases.

2.       DEFAULT AND REMEDIES.

         2.1 DEFAULT.

         (a) It shall constitute an event of default ("Event of Default") of and under this Assignment and, at the option of State Farm, under the other Loan Documents, if


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

Borrower shall fail to perform or observe any of the covenants, agreements or conditions of this Assignment and any such failure shall remain uncured for thirty (30) days or more after written notice to Borrower of the occurrence of such failure.

         (b) It shall constitute an Event of Default of and under this Assignment if there shall occur under any of the Note, Mortgage or other Loan Documents an Event of Default as defined in those Loan Documents.

         2.2 REMEDIES.

         (a) Upon the occurrence of an Event of Default, the License shall automatically be revoked, cease and terminate without notice to the Borrower and without regard to the adequacy or inadequacy of State Farm's security under this Assignment, the Mortgage or the other Loan Documents. Thereupon, State Farm shall be entitled to exercise any and all rights and remedies provided in this Assignment, the Mortgage and the other Loan Documents or by law, including, without limitation, those provided in Section 697.07 Florida Statutes. The application of any Rents collected by State Farm shall be in accordance with the terms of the Mortgage.

         (b) The rights and remedies provided in this Assignment shall not be deemed exclusive of any rights or remedies granted to State Farm in the Mortgage or by law, but shall be deemed special and additional rights and remedies and shall be cumulative with those rights and remedies granted in the Mortgage or by law.

3. MISCELLANEOUS.

         3.1 PERFECTION. This Assignment shall be perfected upon its recordation among the public records of Palm Beach County, Florida. Neither possession of the Rents nor the appointment of a Receiver of the Premises shall be required for such perfection.

         3.2 ASSIGNMENT. State Farm may assign its rights in and under this Assignment to any subsequent holder of the Note and Mortgage and to any person acquiring title to the Premises through foreclosure of the Mortgage or otherwise.

         3.3 OBLIGATIONS. State Farm shall not be obligated to perform or discharge, nor, by its acceptance of this Assignment, does it undertake to perform or discharge, any obligation, duty or liability of Borrower, as landlord under the Leases, or otherwise. Nothing herein contained shall be construed as causing State Farm to be a "Mortgagee in Possession" and State Farm shall have no liability of a Mortgagee in Possession by exercising it rights under this Assignment, all such liability being expressly waived and released by Borrower.

         3.4 OWNERSHIP. Borrower represents and warrants that it is the absolute owner of the Rents and Leases with full right, power and authority to execute and deliver this Assignment. Each of the Leases is legally valid, binding upon and enforceable against the tenant named therein and has not been changed or modified except as stated on Exhibit B. There is no outstanding assignment or pledge of the Rents or Leases or any one thereof, nor are there any


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

existing defaults under the Leases or any one thereof. No tenant under any Lease has any defenses, set offs or counterclaims against Borrower.

         3.5 NOTICES. Any Notice required to be given hereunder shall be given in the manner specified in the Mortgage.

         3.6 CONFLICT. In the event of a conflict between the provisions of this Assignment and any other Loan Documents, this Assignment shall control.

         3.7 COOPERATION. Borrower agrees to cooperate with any reasonable request of State Farm to implement the provisions of this Assignment.

         3.8 SUCCESSORS AND ASSIGNS. Whenever the word "Borrower" is used herein, it is agreed and understood that the same includes and shall be binding upon the Borrower's successors and assigns and any party holding title to the Premises by, through or under the Borrower. All of the rights, powers, privileges and immunities herein granted and assigned to State Farm shall also inure to its successors and assigns, including all holders of the Note and Mortgage.

         3.9 WAIVER OF TRIAL BY JURY. Borrower hereby waives, to the fullest extent permitted by Applicable Law, the right to trial by jury in any action, proceeding or counterclaim filed by any party, whether in contract, tort or otherwise, relating, directly or indirectly to this Assignment or any acts or omissions of the Borrower in connection therewith or contemplated thereby.

         IN WITNESS WHEREOF, Borrower has caused this Assignment to be executed by its undersigned officer(s) or other representative(s) thereunto duly authorized as of the day and year first above written.

Signed, sealed and delivered in the
presence of the undersigned witnesses:      ROBERTS PROPERTIES RESIDENTIAL,
                                            L.P., a Georgia limited partnership


  /s/ Sherevone D. Wade                     By: ROBERTS REALTY INVESTORS,
-------------------------------------           INC., a Georgia corporation,
Signature of Witness                            its sole general partner



  /s/ Sherevone D. Wade
-------------------------------------
Print/Type Name of Witness                  By: /s/ Charles R. Elliott
                                               ---------------------------------
                                               Charles R. Elliott
                                               Its Secretary, Treasurer
/s/ Mal Sport                                  and Chief Financial Officer
-------------------------------------
Signature of Witness



  Mal Sport                                             (Corporate Seal)
-------------------------------------
Print/Type Name of Witness


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

STATE OF GEORGIA
COUNTY OF FULTON

         The foregoing instrument was acknowledged before me this 6th day of November, 2001 by Charles R. Elliott, as Secretary, Treasurer and Chief Financial Officer of Roberts Realty Investors, Inc., a Georgia corporation, on behalf of said corporation in its capacity as sole general partner of Roberts Properties Residential, L.P., a Georgia limited partnership. He [X] is personally known to me or [__] has produced __________________________________
(insert type of identification) as identification.



                                     /s/ Joanne M. Roberts
                                     -------------------------------------------
                                     Name: Joanne M. Roberts
                                          --------------------------------------
                                     Notary Public
                                     Commission No.
                                                   -----------------------------
                                     My Commission Expires: August 16, 2002
                                                            --------------------

                                                   (NOTARIAL SEAL)


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

                                    EXHIBIT A

                          LEGAL DESCRIPTION OF PREMISES

TRACT ONE: All of TRG POLO OF PALM BEACH POLO AND COUNTRY CLUB - WELLINGTON P.U.D., according to the map or plat thereof, recorded in Plat Book 87, Pages 160-163 of the Public Records of Palm Beach County, Florida.

TRACT TWO: TOGETHER WITH those non-exclusive rights and easements appurtenant to and benefiting the above described Tract One created and/or granted in and pursuant to the following instruments:

         (i) Declaration of Restrictive Covenants (North Berm Buffer) between Palm Beach Polo and Country Club Property Owners' Association, Inc. and TRG-PC, Ltd., recorded July 9, 1999 in O.R. Book 11222, Page 392, Public Records of Palm Beach County, Florida, re-recorded February 3, 2000 in O. R. Book 11592, Page 520, aforesaid records, re-recorded on October 25, 2001 in O.R. Book 13022, Page 1686, aforesaid records.

         (ii) Declaration of Restrictive Covenants (South Berm Buffer) among Palm Beach Polo, Inc., Acme Improvement District, Palm Beach Polo and Country Club Property Owners' Association, Inc. and TRG-PC, Ltd., recorded July 9, 1999 in O.R. Book 11222, Page 397, aforesaid records, re-recorded on October 25, 2001 in O.R. Book 13022, Page 1672, aforesaid records.

         (iii) Declaration of Restrictive Covenants (East Buffer) between Palm Beach Polo, Inc. and TRG-PC, Ltd., recorded July 9, 1999 in O.R. Book 11222, Page 405, aforesaid records, re-recorded on October 25, 2001 in O.R. Book 13022, Page 1680, aforesaid records.

         (iv) Those easements (and only those easements) created in and granted pursuant to Article XIII, Section 13.2 and Article XIII, Section 13.5 of that certain Declaration of Master Covenants, Conditions and Restrictions of Palm Beach Polo and Country Club between Palm Beach Polo and Country Club Property Owners' Association, Inc. and Landmark Land Company of Florida, Inc., dated June 22, 1987, recorded June 26, 1987 in O.R. Book 5331, Page 1589, aforesaid records; as amended by First Amendment to the Declaration of Master Covenants, Conditions and Restrictions of Palm Beach Polo and Country Club by Landmark Land Company of Florida, Inc., dated October 16, 1987, recorded October 20, 1987 in O.R. Book 5455, Page 523, aforesaid records; as further amended by Amendment to Declaration of Master Covenants, Conditions and Restrictions to Palm Beach Polo and Country Club by Palm Beach Polo and Country Club Property Owners' Association, Inc. and Landmark Land Company of Florida, Inc., dated November 6, 1987, recorded November 12, 1987 in O.R. Book 5480, Page 1632, aforesaid records; as further amended by Second Amendment to the Declaration of Master Covenants, Conditions and Restrictions of Palm Beach Polo and Country Club by Landmark Land Company of Florida, Inc., dated July 26, 1988, recorded in O.R. Book


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

5755, Page 1305, aforesaid records; as further amended by Third Amendment to the Declaration of Master Covenants, Conditions and Restrictions of Palm Beach Polo and Country Club by Landmark Land Company of Florida, Inc., dated October 31, 1990, recorded in O.R. Book 6663, Page 782, aforesaid records; as further amended by Fourth Amendment to Declaration of Master Covenants, Conditions and Restrictions of Palm Beach Polo and Country Club by Landmark Land Company of Florida, Inc., dated April 29, 1991, recorded May 17, 1991 in O.R. Book 6826, Page 1150, aforesaid records; as affected by Assignment and Agreement between Landmark Land Company of Florida, Inc. and Palm Beach Polo Development, L.P., dated as of November 21, 1988, recorded November 23, 1988 in O.R. Book 5882, Page 657, aforesaid records; and as further affected by Partial Deannexation from Covenants, Conditions and Restrictions of Palm Beach Polo and Country Club by Palm Beach Polo Holdings, Inc., dated February 1, 2000, recorded February 3, 2000 in O.R. Book 11592, Page 513, aforesaid records, subject to the terms and provisions of Article XIII, Section 13.2 and Article XIII, Section 13.5 of said Declaration of Master Covenants, Conditions and Restrictions of Palm Beach Polo and Country Club, as so amended.


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

                                    EXHIBIT B

                                 CREDIT LEASE(S)

                                      NONE

NOTE: All leases assigned by this Assignment are "Other Leases," as defined in
Section 1.1.2. of this Assignment.


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